UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 24, 2006

Allstate Life Insurance Company
(Exact Name of Registrant as Specified in Charter)

Illinois	0-31248	362554642
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification
Incorporation)		Number)

3100 Sanders Road, Northbrook, Illinois		60062
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐                                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR240.13e-4(c))

Section 2 — Financial Information

Item 2.02.      Results of Operations and Financial Condition.

The registrant furnishes below its Condensed Consolidated Statements of Operations for the three-month and six- month periods ended June 30, 2006 and 2005 and Condensed Consolidated Statements of Financial Position as of June 30, 2006 and December 31, 2005, prepared in conformity with accounting principles generally accepted in the United States of America, and certain non-GAAP and operating measures:

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	Est.		Est.
($ in millions)	2006	2005	2006	2005

Revenues
Premiums	$146	$113	$263	$255
Contract charges	277	263	562	522
Net investment income	1,017	915	1,991	1,803
Realized capital gains and losses	(80)	24	(107)	25
	1,360	1,315	2,709	2,605

Costs and expenses
Contract benefits	327	337	653	684
Interest credited to contractholder funds	635	571	1,238	1,147
Amortization of deferred policy acquisition costs	176	164	281	333
Operating costs and expenses	98	110	201	226
Restructuring and related charges	3	-	18	-
	1,239	1,182	2,391	2,390

Loss on disposition of operations	(35)	(3)	(88)	(8)

Income from operations before income tax expense	86	130	230	207
Income tax expense	30	43	78	52

Net income	$56	$87	$152	$155

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	June 30,	December 31,
($in millions, except par value data)	2006 (Est.)	2005

Assets
Investments
Fixed income securities, at fair value (amortized cost $60,114 and $59,717)	$60,400	$61,977
Mortgage loans	8,538	8,108
Equity securities	418	324
Short-term	2,525	927
Policy loans	730	729
Other	1,012	691

Total investments	73,623	72,756

Cash	308	154
Deferred policy acquisition costs	3,902	3,948
Reinsurance recoverables, net	3,415	1,699
Accrued investment income	661	648
Deferred income taxes	77	-
Other assets	523	582
Separate Accounts	15,372	15,235

Total assets	$97,881	$95,022

Liabilities
Contractholder funds	$60,208	$58,190
Reserve for life-contingent contract benefits	11,588	11,881
Unearned premiums	34	35
Payable to affiliates, net	110	98
Other liabilities and accrued expenses	4,808	3,054
Deferred income taxes	-	340
Long-term debt	269	181
Separate Accounts	15,372	15,235

Total liabilities	92,389	89,014

Shareholder’s Equity
Redeemable preferred stock — series A, $100 par value, 1,500,000 shares
authorized, 49,230 and outstanding	5	5
Redeemable preferred stock — series B, $100 par value, 1,500,000 shares
authorized, none issued	-	-
Common stock, $227 par value, 23,800 shares authorized and outstanding	5	5
Additional capital paid-in	1,108	1,108
Retained income	4,329	4,302
Accumulated other comprehensive income:
Unrealized net capital gains and losses	45	588

Total accumulated other comprehensive income	45	588

Total shareholder’s equity	5,492	6,008

Total liabilities and shareholder’s equity	$97,881	$95,022

Definitions of Non-GAAP and Operating Financial Measures

We believe that investors’ understanding of our performance is enhanced by our disclosure of the following non-GAAP financial measure.  Our methods of calculating this measure may differ from those used by other companies and therefore comparability may be limited.

Operating income is income excluding:

•                  realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments which are reported with realized capital gains and losses but included in operating income,

•                  amortization of deferred policy acquisition costs (“DAC”) and deferred sales inducements (“DSI”), to the extent that they resulted from the recognition of certain realized capital gains and losses,

•                  (loss) gain on disposition of operations, after-tax, and

•                  adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years.

Net income is the GAAP measure that is most directly comparable to operating income.

We use operating income to evaluate our results of operations. It reveals trends in our insurance and financial services business that may be obscured by the net effect of realized capital gains and losses, (loss) gain on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items.  Realized capital gains and losses and (loss) gain on disposition of operations may vary significantly between periods and are generally driven by business decisions and economic developments such as market conditions, the timing of which is unrelated to the insurance underwriting process.  Moreover, we reclassify periodic settlements on non-hedge derivative instruments into operating income to report them in a manner consistent with the economically hedged investments, replicated assets or product attributes (e.g. net investment income and interest credited to contractholder funds) and by doing so, appropriately reflect trends in product performance.  Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends. Therefore, we believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our performance. We use adjusted measures of operating income in incentive compensation. Operating income should not be considered as a substitute for net income and does not reflect the overall profitability of our business.

The following table reconciles operating income and net income.

	Three Months Ended June 30,		Six Months Ended June 30,
($ in millions)	Est. 2006	2005	Est. 2006	2005

Operating income	$143	$126	$275	$269

Realized capital gains and losses	(80)	24	(107)	25
Income tax benefit (expense)	29	(9)	38	(9)
Realized capital gains and losses, after-tax	(51)	15	(69)	16
DAC and DSI amortization relating to realized capital gains and losses, after-tax	(3)	(43)	24	(104)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(9)	(10)	(19)	(22)
Loss on disposition of operations, after-tax	(24)	(1)	(59)	(4)

Net income	$56	$87	$152	$155

Operating income return on equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month operating income by the average of shareholder’s equity at the beginning and at the end of the 12-month period, after excluding the effect of unrealized net capital gains. We use it to supplement our evaluation of net income and return on equity. We believe that this measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management:  the after-tax effects of realized and unrealized capital gains and losses and the cumulative effect of change in accounting principle, and non-recurring items that are not indicative of our business or economic trends. Return on equity is the most directly comparable GAAP measure.  The following table shows the reconciliation.

($ in millions)	For the twelve months ended June 30,
	Est. 2006	2005
Return on equity
Numerator:

Net income	$414	$365

Denominator:

Beginning shareholder’s equity	6,320	5,897

Ending shareholder’s equity	5,492	6,320

Average shareholder’s equity	$5,906	$6,109

Return on equity	7.0%	6.0%

($ in millions)	For the twelve months ended June 30,
	Est. 2006	2005
Operating income return on equity
Numerator:

Operating income	$557	$529

Denominator:
Beginning shareholder’s equity	6,320	5,897
Unrealized net capital gains	952	667
Adjusted beginning shareholder’s equity	5,368	5,230
Ending shareholder’s equity	5,492	6,320
Unrealized net capital gains	45	952
Adjusted ending shareholder’s equity	5,447	5,368
Average shareholder’s equity	$5,408	$5,299
Operating income return on equity	10.3%	10.0%

Operating Measure

We believe that investors’ understanding of our performance is enhanced by our disclosure of the following operating financial measure.  Our method of calculating this measure may differ from that used by other companies and therefore comparability may be limited.

Premiums and deposits is an operating measure that we use to analyze production trends for sales.  It includes premiums on insurance policies and annuities and all deposits and other funds received from customers on deposit-type products, which we account for under GAAP as increases to liabilities rather than as revenue.

The following table illustrates where premiums and deposits are reflected in the condensed consolidated financial statements.

	Three Months Ended June 30,		Six Months Ended June 30,
($ in millions)	Est. 2006	2005	Est. 2006	2005

Premiums and deposits excluding variable annuities	$3,778	$3,325	$5,797	$6,650
Variable annuity deposits	243	459	678	863
Total premiums and deposits	4,021	3,784	6,475	7,513
Deposits to contractholder funds	(3,634)	(3,291)	(5,570)	(6,540)
Deposits to separate accounts	(243)	(379)	(648)	(722)
Change in unearned premiums and other adjustments	2	(1)	6	4
Premiums	$146	$113	$263	$255

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALLSTATE LIFE INSURANCE COMPANY

	By	/s/ Samuel H. Pilch
Name: Samuel H. Pilch
Title: Group Vice President and Controller

July 24, 2006